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                                                                    Exhibit 23.2



                        Consent of Independent Auditors



To the Board of Directors and Shareholders
SM&A Corporation:


     We consent to incorporation by reference of our report dated January 25, 1999, except for notes 5 and 13 which are dated as of March 12, 1999, which appears in the December 31, 1998 annual report on Form 10-K.



                                                            /s/ KPMG LLP



Orange County, California
July 30, 1999